UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2011

U.S. BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Matters.

On April 13, 2011, U.S. Bank National Association and U.S. Bank National Association ND, the primary banking subsidiaries of U.S. Bancorp, consented to the issuance of a Consent Order and entered into a Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency regarding residential mortgage servicing and foreclosure processes, which are attached hereto as Exhibit 99.1 and are incorporated herein by reference. On the same date, U.S. Bancorp entered into a related Consent Order with the Board of Governors of the Federal Reserve System, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Consent Order and Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency
99.2	Consent Order with the Board of Governors of the Federal Reserve System

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By: /s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and
Corporate Secretary

Date: April 19, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consent Order and Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency
99.2	Consent Order with the Board of Governors of the Federal Reserve System

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